UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 8, 2022

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ  85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

 Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2022, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”) entered into a Sales Agreement (the “Agreement”) with A.G.P./Alliance Global Partners (“Agent”), under which the Company may offer and sell, from time to time at its sole discretion, shares of its Class A Common Stock, $0.0001 par value per share (the “Common Stock”), to or through the Agent as its sales agent or principal, having an aggregate offering price of up to $50,000,000 (the “Placement Shares”).

Pursuant to the Agreement, sales of the Placement Shares, if any, will be made under the Company’s effective Registration Statement on Form S-3 (File No. 333-252539), previously filed with the Securities and Exchange Commission and declared effective on February 10, 2021, and the prospectus supplement relating to this offering, filed on March 8, 2022, by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. The Agent will use commercially reasonable efforts to sell the Placement Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay the Agent a commission of three percent (3.0%) of the gross proceeds from each sale of the Placement Shares sold through the Agent under the Agreement. The Company will also reimburse the Agent for certain specified expenses, including expenses of counsel to the Agent. The Agreement contains representations, warranties and covenants that are customary for transactions of this type. In addition, the Company has provided the Agent with customary indemnification rights.

The Agent is not under any obligation to purchase any of the Placement Shares on a principal basis pursuant to the Agreement, except as otherwise agreed by the Agent and the Company in writing, and its obligations to sell the Placement Shares under the Agreement are subject to satisfaction of certain conditions, including customary closing conditions.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the legal opinion and consent of Kirton McConkie PC, the Company’s outside counsel, relating to the Placement Shares is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

5.1 Opinion of Kirton McConkie, P.C.

10.1 Form of Sales Agreement

23.1 Consent of Kirton McConkie, P.C. (included in Exhibit 5.1)

104Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer, President

(Principal Executive Officer)

Date: March 8, 2022